Exhibit 10.45

THE INDEBTEDNESS UNDER THIS GUARANTEE IS SUBORDINATE TO CERTAIN OTHER INDEBTEDNESS OF GUARANTOR AS PROVIDED IN THAT SUBORDINATION AGREEMENT DATED MAY 7, 1997, BY AND AMONG LASALLE BUSINESS CREDIT, INC., IMPERIAL BANK, THE CRUTTENDEN ROTH BRIDGE FUND, LLC, AND THOMAS E. DOOLEY, JR., AS AGENT.
--------------------------------------------------------------------------------

                       UNCONDITIONAL GUARANTEE OF PAYMENT

TO:      THOMAS E. DOOLEY, as Agent

         1. FOR VALUABLE CONSIDERATION, the undersigned (hereinafter severally and collectively called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to THOMAS E. DOOLEY, JR., as agent for the parties identified on Schedule 1 hereto (hereinafter called "Lender"), or order, upon demand, in lawful money of the United States of America: (i) that note of even date herewith, made by SOUTHHAMPTON ENTERPRISES CORP., a British Columbia Corporation (hereinafter called "Borrower"), in favor of Lender in the face amount of FIVE MILLION ONE HUNDRED NINETY EIGHT THOUSAND DOLLARS ($5,198,000.00) (the "Three Year Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein; (ii) that note dated of even date herewith, made by Borrower, in favor of Lender in the face amount of THREE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($325,000.00) (the "Two Year Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein; (iii) that note of even date herewith, made by Borrower, in favor of Lender in the face amount of EIGHT HUNDRED FIFTY FIVE THOUSAND AND NO/100 ($855,000.00) (the "Profit Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein (the Two Year Note, the Three Year Note and the Profit Note are herein severally and collectively called the "Note"); and (iv) all other indebtedness of Borrower to Lender arising under or in connection with the Note, any agreement between Borrower and Lender executed and delivered in connection with the Note, any security agreement or instrument securing payment of the Note, and all other documents and instruments evidencing, securing, or executed or delivered in connection the Note. The word "indebtedness" is used in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrower previously, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary, and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower is liable individually or jointly with others, whether such indebtedness is reduced to judgment, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether such indebtedness may be or hereafter become otherwise unenforceable. The indebtedness evidenced by the Note together with all other indebtedness specified above is hereinafter collectively called the "Indebtedness").

         2. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder are also separate and independent of Guarantor's obligations in any other capacity, including without limitation as a general partner if Borrower is a partnership and Guarantor is a general partner in Borrower, and an action may be brought and prosecuted against Guarantor under this Guarantee separately from, or concurrently with, any action against Guarantor for Guarantor's obligations in any other capacity. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender and the period of time has expired during which any payment made to Lender of all or part of the Indebtedness may be determined to be a "Preferential Payment" (defined below), notwithstanding any release or termination of Borrower's or any other guarantor's liability by express or implied agreement with Lender or by operation of law, and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds, to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the Indebtedness, or to the extent agreed in writing by Lender.

         3. Guarantor shall remain liable under this Guarantee for all Indebtedness arising (including without limitation all interest accruing under the Note) after the filing of a petition or the commencement of any proceeding by or against Borrower under any bankruptcy or insolvency laws, or after the discharge or release of Borrower under any bankruptcy or insolvency laws. If, as a result of any bankruptcy of Borrower, or for any other reason, Lender is required to return or restore, or pay to a trustee, receiver or any other person or entity, any payment previously made to Lender of all or any part of the Indebtedness ("Preferential Payment"), the liability of Guarantor hereunder shall continue, or shall be reinstated and revived, with respect to that amount as though such amount had never been received by Lender.

         4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

         5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the Indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

         6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory or other provision limiting the liability of a surety, including without limitation, the provisions of A.R.S. ss.ss.12-1641, et seq. and Rule 17(f) of the Arizona Rules of Civil Procedure;
(f) any defense arising by reason of any impairment of any security for the Indebtedness, or any impairment of Guarantor's subrogation rights or other rights against Borrower or any other guarantor; (g) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness; and (h) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Indebtedness, after any foreclosure or trustee's sale of any security for the Indebtedness, including without limitation the benefits to Guarantor of A.R.S. ss.33-814 and ss.12-1566. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

         7. All existing and future indebtedness of Borrower to Guarantor (the "Junior Debt") is hereby subordinated to the Indebtedness and is hereby assigned to Lender as security for this Guarantee. Upon the request of Lender, the Junior Debt shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee. Any promissory note now or hereafter evidencing the Junior Debt shall be marked with a legend indicating that it is subordinate to the Indebtedness and subject to this Guarantee and, if Lender requests, shall be delivered to Lender. Guarantor from time to time will execute such other documents and take such other actions as Lender in its reasonable judgment may consider necessary or appropriate to perfect, preserve and enforce its rights with respect to the Junior Debt.

         8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

         9. If Borrower is other than a natural person, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners, managers, trustees, or agents acting or purporting to act on its behalf, and any of the Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         10. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

         11. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. There are no conditions, oral or otherwise, to the effectiveness of this Guarantee. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder, and no release of Guarantor from any obligation hereunder, shall be effective unless in a writing executed by an authorized officer of Lender.

         12. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

         13. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

         14. Lender may bring any action or proceeding to enforce or arising out of this Guarantee in any court of competent jurisdiction. Any action or proceeding brought by Guarantor arising out of this Guarantee shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Guarantor waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. If either party commences any action or proceeding arising out of this Guarantee, in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, the other party hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit any party from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, neither party shall seek to transfer such action to any other district, nor shall either party seek to transfer to any other district any action which the other party originally commences in such federal court.

         15. Guarantor agrees that a summons and complaint or equivalent documents commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over Guarantor if served upon Bonn, Luscher, Padden & Wilkins, 805 North Second Street, Phoenix, Arizona 85004, Attention: John M. Welch, Esq., whom Guarantor hereby designates and appoints as Guarantor's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. Guarantor shall be sent, by certified mail to Guarantor's notice address as provided herein, a copy of such summons and complaint at the time of service upon such agent; provided, however, that any such copy shall be sent solely as a courtesy for Guarantor and its failure to receive such copy shall in no way affect the validity and propriety of the service made on Guarantor through such agent. Guarantor agrees that if it desires to make any change in its agent for service, such change shall be subject to Lender's written approval, which approval shall not be unreasonably withheld.

         16. GUARANTOR AND LENDER (BY ITS ACCEPTANCE OF THIS GUARANTEE) HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS GUARANTEE, THE INDEBTEDNESS, ANY COLLATERAL OR SECURITY FOR THIS GUARANTEE, OR ANY DEALINGS BETWEEN GUARANTOR AND LENDER IN CONNECTION WITH THE TRANSACTIONS THAT ARE THE SUBJECT OF THIS GUARANTEE, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION SHALL APPLY TO ANY SUCH ACTION OR PROCEEDING, WHETHER INVOLVING A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

         IN WITNESS WHEREOF these presents are executed as of the 7th day of May, 1997.

                                   GUARANTOR:
                                   ---------

                                   THE ANTIGUA GROUP, INC., a Nevada
                                   corporation


                                   By /s/ Gerald K. Whitley

                                    Its VP - Finance

                                   Address:          9319 North 94th Way
                                                     Scottsdale, AZ  85258


                                   SOUTHHAMPTON ENTERPRISES INC., a Texas
                                   corporation


                                   By /s/ Thomas E. Dooley

                                    Its Secretary

                                   Address:          9211 Diplomacy Row
                                                     Dallas, TX 75247

                                   SCHEDULE 1

Sellers
-------

     Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim
     L. Dooley

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

     Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

     E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

     Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989
                                   Page 1 of 1